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                                                                    Exhibit 10.1

                          FIFTH AMENDMENT TO AMENDED
                         AND RESTATED CREDIT AGREEMENT


     THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this

"Amendment") is dated as of February 28, 2001 by and among TREX COMPANY, LLC, a
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Delaware limited liability company ("Borrower"), TREX COMPANY, INC., a Delaware
                                     --------
corporation ("Guarantor") and FIRST UNION NATIONAL BANK, a national banking
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association ("Bank").
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                                R E C I T A L S

     A. Borrower, Guarantor and Bank are parties to that certain Amended and Restated Credit Agreement dated as of August 3, 1999, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of December 15, 1999, that certain Second Amendment to Amended and Restated Credit Agreement dated as of April 27, 2000, that certain Third Amendment to Amended and Restated Credit Agreement dated as of June 30, 2000 and that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of October 27, 2000 (the "Credit
                                                                         ------
Agreement").
---------

     B. Borrower, Guarantor and Bank have agreed to amend certain of the covenants in the Credit Agreement.

                               A G R E E M E N T

     NOW THEREFORE, in consideration of the mutual covenants herein and for Ten Dollars and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.  Incorporation of Recitals.  The Recitals set forth above are
         -------------------------
incorporated herein by this reference as if fully set forth in the text of this Amendment.

     2.  Definitions.  Capitalized terms used in this Amendment and not
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otherwise defined herein shall have the meanings set forth in the Credit
Agreement.

     3.  Amendment.
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         a.  Section 6.17 of the Credit Agreement is hereby deleted in its entirety and the following new Section 6.17 is substituted therefor:

                     Section 6.17 Limitations on Debt.  The Borrower will not
                                  -------------------
             permit the ratio of Total Consolidated Debt to Total Consolidated Capitalization, as a percentage, to exceed (i) sixty percent (60%) at any time up to and including June 29, 2001, and (ii) fifty percent (50%) on June 30, 2001 and thereafter.
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         b.  Section 6.18 of the Credit Agreement is hereby deleted in its entirety and the following new Section 6.18 is substituted therefor:

                     Section 6.18 Funded Debt Coverage Ratio.  The Borrower will
                                  --------------------------
             not, as of the end of the fiscal quarter ending March 31, 2001, permit the ratio of (i) the Debt of the Borrower and its Consolidated Subsidiaries as of the end of such fiscal quarter, to
             (ii) Consolidated EBITDA for the four quarter period ended as of the end of such fiscal quarter, to be more than 2.5:1.0. The Borrower will not, as of the end of any fiscal quarter ending on or after June 30, 2001, permit the ratio of (i) the Debt of the Borrower and its Consolidated Subsidiaries as of the end of such fiscal quarter, to (ii) Consolidated EBITDA for the four quarter period ended as of the end of such fiscal quarter, to be more than 2.0:1.0.

     4.  Representations and Warranties.  Each of Borrower and Guarantor
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 hereby confirms to Bank that all representations and warranties of Borrower and
Guarantor contained in the Credit Agreement are true and correct as if made on the date hereof.

     5.  Effectiveness.  This Amendment shall be and become effective as
         -------------
 of the date hereof when all of the conditions set forth below in this paragraph 5 shall have been satisfied:

         a. Bank shall have received this Amendment, duly executed by the Borrower and the Guarantor.

         b. All fees and expenses of Bank in connection with this Amendment, including legal fees and expenses incurred on or prior to the date of this Amendment, shall have been paid by the Borrower.

         c. Bank shall have received an opinion of counsel for Borrower and
Guarantor in form satisfactory to Bank.

         d. Bank shall have received from Borrower an amendment fee in the amount of $15,000.

     6.  Full Force and Effect.  Except as specifically set forth herein, all
         ---------------------
 terms and conditions of the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect.

     7.  Binding Effect.  Each of Borrower and Guarantor hereby reaffirms its
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 covenant and agreement to perform, comply with and be bound by each and every one of the terms and provisions of the Credit Agreement, as modified by this Amendment.

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     8.  Acknowledgment; No Novation.  Borrower, Guarantor and Bank agree that
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 this Amendment shall not constitute a novation of the indebtedness evidenced by the Revolving Note or any of the other Obligations.

     9.  Successors and Assigns.  This Amendment shall be binding upon and shall
         ----------------------
 inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns.

     10. Severability.  In case any one or more of the provisions contained in
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 this Amendment shall be invalid, illegal or unenforceable, the validity and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     11. Counterparts.  This Amendment may be executed by the parties hereto
         ------------
in two counterparts, each of which shall be deemed an original and both of which shall constitute together but one and the same agreement.


                        [NO FURTHER TEXT ON THIS PAGE]

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     The undersigned have caused this Amendment to be executed in the names and under the seals of the undersigned, with the intent that this be a sealed instrument.


                              BORROWER:

                              TREX COMPANY, LLC, a Delaware limited
                              liability company


                              By: /s/ Anthony J. Cavanna
                                  ----------------------------------  (SEAL)
                                  Anthony J. Cavanna
                                  Chief Financial Officer


                              GUARANTOR:

                              TREX COMPANY, INC., a Delaware corporation


                              By: /s/ Anthony J. Cavanna
                                  ----------------------------------  (SEAL)
                                  Anthony J. Cavanna
                                  Chief Financial Officer


                              BANK:

                              FIRST UNION NATIONAL BANK, a national
                              banking association


                              By: /s/ B. Scott Arthur
                                  ----------------------------------  (SEAL)
                                  B. Scott Arthur
                                  Vice President


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